UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2006

Element 21 Golf Company

(Exact name of registrant as specified in its charter)

Delaware	000-15260	88-0218411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Queens Quay East, Unit #1 Toronto, Ontario, Canada,	M5A 4K9
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	800-710-2021

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 31, 2006 (the “Initial Closing Date”), Element 21 Golf Company (the “Company”) consummated a $4 million equity financing by entering into two Series B Convertible Preferred Stock Subscription Agreements (each a “Subscription Agreement” and collectively the “Subscription Agreements”) with each of Clearline Capital, LLC and Vladimir Goryunov (each a “Purchaser” and collectively, the “Purchasers”). Each Subscription Agreement provides for the sale by the Company to the applicable Purchaser of 117,648 shares of the Company’s Series B Convertible Preferred Stock, par value $0.10 per share (the “Series B Preferred Stock”), and warrants to purchase an aggregate of 17,647,059 shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”), in exchange for and in consideration of an aggregate investment by each Purchaser of $2 million in cash (each Purchaser’s “Investment Amount”), which amount is to be invested by each Purchaser in two equal $1 million installments, the first of which occurred on the Initial Closing Date and the second of which will occur at a subsequent closing to occur on or before November 30, 2006 (the “Subsequent Closing”, and the date of such Subsequent Closing, the “Subsequent Closing Date”); provided that the Company satisfies the necessary condition precedent to the Subsequent Closing as described below.

On the Initial Closing Date, each Purchaser invested $1 million in the Company in return for 58,824 shares of Series B Preferred Stock and two warrants (the terms of which are more fully described below) to purchase an aggregate of 8,823,530 shares of Common Stock. The Subscription Agreements obligate each Purchaser to invest the remaining $1 million of its Investment Amount (each Purchaser’s “Additional Investment Amount”) in the Company no later than November 30, 2006, subject only to the Company converting at least 80% of the aggregate outstanding principal amount evidenced by those certain convertible promissory notes issued by the Company between February 2006 and July 31, 2006 (collectively, the “Promissory Notes”) into shares of Common Stock prior to the Subsequent Closing Date. In exchange for each Purchaser’s Additional Investment Amount, the Company will issue to each Purchaser an additional 58,824 shares of Series B Preferred Stock and two additional warrants (the terms of which are more fully described below) to purchase an aggregate of an additional 8,823,529 shares of Common Stock. On August 3, 2006, the Company issued a press release to announce the consummation of the equity financing. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Each share of Series B Preferred Stock will initially be:

•
convertible into 100 shares of Common Stock (subject to adjustment in the event of dilutive issuances, stock splits, combinations, certain dividends and distributions, and mergers, reorganizations or other similar recapitalization events);

•	entitled to vote on all matters submitted to a vote of the holders of the Common Stock on an as-if converted to common stock basis;

•
entitled to accruing dividends at a rate per annum of 4% of the base amount per share (defined as the original issue price of $17.00 per share plus the amount of accrued but unpaid dividends as calculated on each anniversary of the date of issuance of such Series B Preferred Stock shares);

•
upon the occurrence of certain events (each a “Liquidating Event”), entitled to a liquidation preference equal to the greater of: (i) the amount that would have been payable on each share of Series B Preferred Stock had each share been converted into Common Stock immediately prior to such Liquidating Event, or (ii) $17.00 per share (adjusted to reflect any stock dividend, stock split, combination, recapitalization or reorganization) plus all accruing dividends and all other declared but unpaid dividends. A merger or consolidation of the Company into another corporation or entity or the sale of all or substantially all of the Company’s assets will be deemed to be a Liquidating Event unless otherwise decided by the majority vote of the then outstanding shares of the Series B Preferred Stock.

Additionally, at any time when at least 25,000 shares of Series B Preferred Stock are outstanding (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization event affecting such shares), the Company may not do any of the following without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock: (i) effect any merger or consolidation of the Company; (ii) amend or repeal any provision of, or add any provision to, the Company’s Certificate of Incorporation or By-laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, such Series B Preferred Stock; (iii) create, or authorize the creation of, or issue or obligate itself to issue shares of, or increase the authorized number of shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock; (iv) acquire another entity by means of a purchase of all or a portion of the capital stock or assets of such entity for consideration in excess of $2,000,000; (v) liquidate, wind up, or dissolve the Company or adopt any plan for the same; (vi) effect any sale, lease, transfer, pledge or other disposition of assets of the Company or its subsidiaries, not in the ordinary course of business, unless the value of such assets; singly or in connection with any related series of transactions does not in the aggregate exceed $5,000,000; (vii) enter into any transaction with any officer, director or beneficial owner of five percent (5%) or more of the Common Stock; (viii) authorize or effect the issuance by the Company of any shares of capital stock or rights to acquire shares of capital stock pursuant to stock option, stock bonus or other employee stock plans for the benefit of the employees of the Corporation other than the issuance of options to purchase up to 20,000,000 shares of Common Stock pursuant to the Company’s existing stock option plan; (ix) incur any indebtedness for borrowed money in excess of $1,000,000 outstanding at any time; (x) acquire any material assets of another person for consideration in excess of $2,000,000 other than in the ordinary course of business, or (xi) permit any subsidiary to do any of the foregoing. The protective provisions described above in subsections (iv)-(xi) will cease to be of further force and effect if the Purchasers fail to invest the Additional Investment Amount on or prior to November 30, 2006 for any reason other than the failure of the Company to convert at least 80% of the aggregate outstanding principal amount evidenced by the Promissory Notes into shares of Common Stock prior to November 30, 2006.

On the Initial Closing Date the Company granted each Purchaser (i) one warrant to purchase 3,750,000 shares of Common Stock at an exercise price of $0.22 per share in the event the warrant is exercised on or prior to July 31, 2007, and $0.28 per share in the event the warrant is exercised on or after August 1, 2007, and (ii) one warrant to purchase 5,073,530 shares of Common Stock at an exercise price of $0.28 per share (each an “Initial Warrant”, and collectively, the “Initial Warrants”). Assuming that the conditions precedent to the Subsequent Closing are satisfied, on the Subsequent Closing Date, the Company will grant each Purchaser (i) one additional warrant to purchase 3,750,000 shares of Common Stock at an exercise price of $0.22 per share in the event the warrant is exercised on or prior to July 31, 2007, which increases to $0.28 per share in the event the warrant is exercised on or after August 1, 2007, and (ii) one additional warrant to purchase 5,073,530 shares of Common Stock at an exercise price of $0.28 per share (each a “Subsequent Warrant”, collectively, the “Subsequent Warrants” and collectively with the Initial Warrants, the “Warrants”). The Warrants expire on January 31, 2009. The exercise prices of the Warrants are subject to adjustment in the event of certain dilutive issuances, stock dividends, stock splits, share combinations or other similar recapitalization events. The Warrants may only be exercised by the payment of the applicable exercise price to the Company in cash, no cashless exercise is permitted. The terms of the Initial Warrants and the Subsequent Warrants are identical. Forms of each of the two Initial Warrants are attached hereto as Exhibits 4.1 and 4.2 respectively.

The Certificate (as defined in Section 3.03 below) relating to the Series B Preferred Convertible Stock is attached hereto as Exhibit 3(i) and is incorporated herein by reference. A form of the two identical Subscription Agreements is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Forms of each of the two Initial Warrants are attached hereto as Exhibits 4.1 and 4.2 respectively and each is incorporated herein by reference. The foregoing description of the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to Section 5.03 and to Exhibit 3(i).

Item 3.02 Unregistered Sales of Equity Securities

As described above, on the Initial Closing Date, the Company sold an aggregate of 117,648 shares of Series B Preferred Stock and issued warrants to purchase an aggregate of 17,647,060 shares of Common Stock for an aggregate purchase price of $2,000,000. The Company did not pay any underwriting discounts or commissions in connection with its issuance of shares of Series B Preferred Stock and the accompanying warrants. The shares of Series B Preferred Stock are convertible into shares of Common Stock at the election of the Purchasers. Each share of Series B Preferred Stock is initially convertible into 100 shares of Common Stock, with such conversion ratio subject to adjustment in the event of dilutive issuances, stock splits, combinations, certain dividends and distributions, and mergers, reorganizations or other similar recapitalization events. The warrants may be exercised in whole or in part for shares of Common Stock by payment by the Purchasers of the applicable exercise price in cash prior to the expiration of the warrants on January 31, 2009. Neither the shares of Series B Preferred Stock, the warrants, or the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock or upon the exercise of the warrants were registered under the Securities Act of 1933, as amended (“Securities Act”). The offer and sale of the shares Series B Preferred Stock and warrants to the Purchasers was (and we anticipate that the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and upon exercise of the warrants, will be) exempt from the registration requirements of Section 5 of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. The Company relied on the following facts in determining that the offer and sale of the shares of Series B Preferred Stock and accompanying warrants qualified for the exemption provided by Rule 506:

•	The offer and sale satisfied the terms and conditions of Rule 501 and 502 under the Securities Act; and
•	Pursuant to Rule 506 under the Securities Act, no more than 35 purchasers purchased the Series B Preferred Stock and warrants, as determined in accordance with Rule 501(e) under the Securities Act.

Item 3.03 Material Modifications to Rights of Security Holders

As discussed below in Item 5.03, the Company has designated 350,000 shares of its authorized preferred stock as Series B Convertible Preferred Stock pursuant to a Certificate of the Powers, Designations, Preferences and Rights of the Series B Convertible Preferred Stock, $0.10 par value per share (the “Certificate”). As described in Item 1.01 above, as of the Initial Closing Date, the Company sold an aggregate of 117,648 shares of Series B Preferred Stock to the Purchasers. As more specifically described in Item 1.01, the designation and issuance of the shares of Series B Preferred Stock materially affects the rights and powers of the holders of the Company's Common Stock in the following ways:

•
Each share of Series B Preferred Stock is convertible into 100 shares of Common Stock (subject to adjustment in the event of dilutive issuances, stock splits, combinations, certain dividends and distributions, and mergers, reorganizations or other similar recapitalization events).

•	Each share of Series B Preferred Stock is entitled to vote on all matters submitted to a vote of the holders of the Common Stock on an as-if converted to common stock basis.

•
Each holder of Series B Preferred Stock is entitled to receive accruing dividends with respect to each shares of Series B Preferred Stock held by such holder at a rate per annum of 4% of the base amount (defined as the original issue price of $17.00 per share plus the amount of accrued but unpaid dividends as calculated on each anniversary of the date of issuance of such Series B Preferred Stock shares). The Company may not pay a dividend to holders of Common Stock unless the accruing dividends payable with respect to the shares of Series B Preferred Stock have been paid in full and a similar dividend is paid with respect to each share of Series B Preferred Stock on an as-converted-to-Common Stock basis.

•
Upon the occurrence of a Liquidating Event, each holder of Series B Preferred Stock is entitled to a per-share liquidation preference equal to the greater of: (i) the amount that would have been payable on each share of Series B Preferred Stock had each share been converted into Common Stock immediately prior to such Liquidating Event, or (ii) $17.00 per share (adjusted to reflect any stock dividend, stock split, combination, recapitalization or reorganization) plus all accruing dividends and all other declared but unpaid dividends. A merger or consolidation of the Company into another corporation or entity or the sale of all or substantially all of the Company’s assets will be deemed to be a Liquidating Event unless otherwise decided by the majority vote of the then outstanding shares of the Series B Preferred Stock.

Additionally, at any time when at least 25,000 shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, the Company may not do any of the following without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock: (i) effect any merger or consolidation of the Company; (ii) amend or repeal any provision of, or add any provision to, the Company’s Certificate of Incorporation or By-laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, such Series B Preferred Stock; (iii) create, or authorize the creation of, or issue or obligate itself to issue shares of, or increase the authorized number of shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock; (iv) acquire another entity by means of a purchase of all or a portion of the capital stock or assets of such entity for consideration in excess of $2,000,000; (v) liquidate, wind up, or dissolve the Company or adopt any plan for the same; (vi) effect any sale, lease, transfer, pledge or other disposition of assets of the Company or its subsidiaries, not in the ordinary course of business, unless the value of such assets; singly or in connection with any related series of transactions does not in the aggregate exceed $5,000,000; (vii) enter into any transaction with any officer, director or beneficial owner of five percent (5%) or more of the Common Stock; (viii) authorize or effect the issuance by the Company of any shares of capital stock or rights to acquire shares of capital stock pursuant to stock option, stock bonus or other employee stock plans for the benefit of the employees of the Corporation other than the issuance of options to purchase up to 20,000,000 shares of Common Stock pursuant to the Company’s existing stock option plan; (ix) incur any indebtedness for borrowed money in excess of $1,000,000 outstanding at any time; (x) acquire any material assets of another person for consideration in excess of $2,000,000 other than in the ordinary course of business, or (xi) permit any subsidiary to do any of the foregoing. The protective provisions described above in subsections (iv)-(xi) will cease to be of further force and effect if the Purchasers fail to invest the Additional Investment Amount on or prior to November 30, 2006 for any reason other than the failure of the Company to convert at least 80% of the aggregate outstanding principal amount evidenced by the Promissory Notes into shares of Common Stock prior to November 30, 2006.

The Certificate is attached hereto as Exhibit 3(i) and is incorporated herein by reference. The foregoing description of the rights of the holders of Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company designated 350,000 shares of its authorized preferred stock as Series B Convertible Preferred Stock pursuant to the authority granted to the Board of Directors by the Company’s Certificate of Incorporation, as amended. In connection with such designation, the Company filed the Certificate with the Secretary of State of the State of Delaware on July 31, 2006. A copy of the Certificate is attached hereto as Exhibit 3(i). Upon filing, the Certificate became a part of the Company's Certificate of Incorporation, as amended. The Certificate sets forth the voting powers, designation, preferences, limitations, restrictions and relative rights of the Series B Preferred Stock. The rights of the holders of the Series B Preferred Stock are described under Items 1.01 and 3.03 above.

The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to Exhibit 3(i) which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

3(i)	Certificate of the Powers, Designations, Preferences and Rights of the Series B Convertible Preferred Stock, Par Value $0.10 Per Share
4.1	Form of Warrant for Purchase of 3,750,000 Shares of Common Stock dated July 31, 2006
4.2	Form of Warrant for Purchase of 5,073,530 Shares of Common Stock dated July 31, 2006
10.1	Form of Subscription Agreement for Shares of Series B Convertible Preferred Stock dated as of July 31, 2006
99.1	Press Release issued by the Company on August 3, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2006	ELEMENT 21 GOLF COMPANY

	By:	/s/ Nataliya Hearn
Name: Nataliya Hearn
Title: President

Exhibit Index

Exhibit Number	Description

3(i)	Certificate of the Powers, Designations, Preferences and Rights of the Series B Convertible Preferred Stock, Par Value $0.10 Per Share
4.1	Form of Warrant for Purchase of 3,750,000 Shares of Common Stock dated July 31, 2006
4.2	Form of Warrant for Purchase of 5,073,530 Shares of Common Stock dated July 31, 2006
10.1	Form of Subscription Agreement for Shares of Series B Convertible Preferred Stock dated as of July 31, 2006
99.1	Press Release issued by the Company on August 3, 2006